Exhibit 99.3

RIGHTS CERTIFICATE #:	NUMBER OF RIGHTS:

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT DATED JANUARY 5, 2015 (AS THE SAME MAY BE AMENDED, THE “PROSPECTUS SUPPLEMENT”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS SUPPLEMENT AND BASE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM MORROW & CO. LLC., THE INFORMATION AGENT.

EMPIRE RESORTS, INC.

(Incorporated under the laws of the State of Delaware)

Non-transferable SUBSCRIPTION RIGHTS CERTIFICATE

Evidencing non-transferable Subscription Rights, each to Purchase Shares of Common Stock of Empire Resorts, Inc.

Subscription Price: $7.10 per Share

THE SUBSCRIPTION RIGHTS IS EXPECTED TO EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 2, 2015, SUBJECT TO EXTENSION OR EARLIER TERMINATION. THIS CERTIFIES THAT

the registered owner whose name is inscribed hereon and is the owner of the number of subscription rights (“Rights”) set forth above. Each Right entitles the holder thereof to subscribe for and purchase (the “Basic Subscription Right”) one share of common stock, par value of $0.01 per Share, (“Common Stock”), of Empire Resorts, Inc., a Delaware corporation, at a subscription price of $7.10 per Share (the “Subscription Price”), pursuant to a rights offering (the “Rights Offering”), on the terms and subject to the conditions set forth in the Prospectus Supplement. Holders who fully exercise their Basic Subscription Rights are entitled to subscribe for additional shares of Common Stock that remain unsubscribed for as a result of any unexercised Basic Subscription Rights pursuant to the terms and conditions of the Rights Offering, distributed proportionately among stockholders who exercised their over subscription rights, as described in the Prospectus Supplement (the “Oversubscription Right”). The Rights represented by this Subscription Rights Certificate may be exercised by completing the appropriate forms on the reverse side hereof and by returning the full payment of the subscription price for each share of Common Stock. If the subscriber attempts to exercise its Oversubscription Rights and the Company is unable to issue the subscriber the full amount of shares of Common Stock requested, the Subscription Agent will return to the subscriber any excess funds submitted as soon as practicable, without interest or deduction.

This Subscription Rights Certificate is not valid unless countersigned by Continental Stock Transfer & Trust Company, the subscription agent.

WITNESS the seal of Empire Resorts, Inc. and the signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED:

Joseph D’Amato, Chief Executive Officer	Laurette J. Pitts, EVP, Chief Operating Officer and Chief Financial Officer

By:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY

FORM ELECTION TO PURCHASE

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY.

The registered holder of this Rights Certificate is entitled to exercise the number of Rights shown in the upper right hand corner of the Subscription Rights Certificate and may subscribe for additional shares of Common Stock upon the terms and conditions specified in the Prospectus Supplement. The undersigned hereby notified the Subscription Agent of its irrevocable election to subscribe for shares of Common Stock in the following amounts: To subscribe for shares of Common Stock pursuant to your Basic Subscription Right, please complete lines (a) and (c) below. To subscribe for shares pursuant to your Oversubscription Right, please also complete line (b).

(a) EXERCISE OF BASIC SUBSCRIPTION RIGHT

	NUMBER OF SHARES OF COMMON STOCK AND/OR SHARES OF COMMON STOCK UNDERLYING SERIES B PREFERRED STOCK		SUBSCRIPTION RATIO		SUBSCRIPTION PRICE		PAYMENT
Basic Subscription Right		x	1:5.6	x	$7.10	=	$

(b) EXERCISE OF OVERSUBSCRIPTION RIGHT: If you have exercised your Basic Subscription Right in full and wish to subscribe for additional Shares pursuant to your Oversubscription Right

	NUMBER OF SHARES OF COMMON STOCK AND/OR SHARES OF COMMON STOCK UNDERLYING SERIES B PREFERRED STOCK		SUBSCRIPTION RATIO		SUBSCRIPTION PRICE		PAYMENT
Oversubscription Right		x	1:5.6	x	$7.10	=	$

(c) TOTAL AMOUNT OF PAYMENT ENCLOSED $

The undersigned acknowledges receipt of the Prospectus Supplement, dated January 5, 2015, in connection with the Rights Offering and agrees to its terms.

Signature(s) of Subscriber(s)

IMPORTANT: THE SIGNATURE(S) MUST CORRESPOND IN EVERY PARTICULAR, WITHOUT ALTERATION, WITH THE NAME(S) AS PRINTED ON THE FRONT OF THIS RIGHTS CERTIFICATE.

If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information (please print). See the instructions.

Name(s):

Capacity (Full Title):

METHOD OF PAYMENT (CHECK ONE):

☐	CASHIER’S OR CERTIFIED CHECK DRAWN ON A U.S. BANK
☐	Wire transfer of immediately available funds directly to the account maintained by Continental Stock Transfer & Trust Company, as Subscription Agent, for purposes of accepting subscriptions in this Rights Offering at JP Morgan Chase Bank, ABA: 021000021, Account #: 475-508866, Continental Stock Transfer FBO Empire Resorts, Inc., with reference to the rights holder’s name
☐	U.S. POSTAL MONEY ORDER

DELIVERY TO DIFFERENT ADDRESS: If you wish for the Common Stock underlying your subscription rights, a certificate representing unexercised subscription rights to be delivered to an address different from that shown on the face of this Subscription Rights Certificate, please enter the alternate address below, sign and have your signature guaranteed

SIGNATURE GUARANTEED:	Signature(s):

IMPORTANT: The signature(s) should be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. FOR INSTRUCTIONS ON THE USE OF EMPIRE RESORTS, INC SUBSCRIPTION RIGHTS CERTIFICATES, CONSULT MORROW & CO., LLC THE INFORMATION AGENT, AT (855) 201-1081 and banks and brokerage firms may call (203) 658-9400 OR BY EMAIL (empire.info@morrowco.com).